UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2009

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Separation Agreements with Named Executive Officers

On March 3, 2009, Dolby Laboratories, Inc. (the “Company”) entered into a Separation Agreement and Release with Tim Partridge (the “Partridge Agreement”). Pursuant to the terms of the Partridge Agreement, Mr. Partridge resigned from his employment at the Company, effective May 1, 2009, and has agreed to provide transitional services to the Company from March 6, 2009 through April 30, 2009 (the “Partridge Transition Period”). During the Partridge Transition Period, Mr. Partridge will receive his normal compensation and benefits. The Partridge Agreement also contains a release of claims by Mr. Partridge. In addition, pursuant to the Partridge Agreement, Mr. Partridge will receive the following from the Company: (1) a payment of three months of base salary, in the amount of $82,500, less applicable withholdings; (2) a payment of 18 months of base salary, in the amount of $495,000, less applicable withholdings; (3) reimbursement of COBRA insurance premiums for a period of up to 18 months; and (4) payment of $25,000 for Mr. Partridge’s use of outplacement services.

On March 4, 2009, the Company also entered into a Separation Agreement and Release with Marty Jaffe (the “Jaffe Agreement”). Pursuant to the terms of the Jaffe Agreement, Mr. Jaffe resigned from his employment at the Company, effective May 1, 2009, and has agreed to provide transitional services to the Company from March 6, 2009 through April 30, 2009 (the “Jaffe Transition Period”). During the Jaffe Transition Period, Mr. Jaffe will receive his normal compensation and benefits. The Jaffe Agreement also contains a release of claims by Mr. Jaffe. In addition, pursuant to the Jaffe Agreement, Mr. Jaffe will receive the following from the Company: (1) a payment of three months of base salary, in the amount of $98,750, less applicable withholdings; (2) a payment of 12 months of base salary, in the amount of $395,000, less applicable withholdings; (3) reimbursement of COBRA insurance premiums for a period of up to 12 months; and (4) payment of $25,000 for Mr. Jaffe’s use of outplacement services.

A copy of each of the Jaffe Agreement and the Partridge Agreement will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

Date: March 9, 2009	/s/ Mark S. Anderson
Mark S. Anderson Executive Vice President, General Counsel and Secretary